Income Taxes	9 Months Ended	12 Months Ended
	Feb. 28, 2026	May 31, 2025
Income Taxes
Income Taxes

Note 8. Income Taxes

To determine the Company’s quarterly provision for income taxes, the Company used an estimated annual effective tax rate that is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant unusual or infrequently occurring items that are separately reported are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rate from quarter to quarter.

The Company had no income tax expense for the nine months ended February 28, 2026 and 2025. The provision for income taxes for the nine months ended February 28, 2026 and 2025 is based on the Company’s estimated annualized effective tax rate for the fiscal years ending May 31, 2026 and 2025, respectively. For the nine months ended February 28, 2026, the Company’s recognized effective tax rate differs from the U.S. federal statutory rate due to the Company maintaining a full valuation allowance on its net deferred tax assets, as the Company does not consider it more likely than not that the benefits from the net deferred tax assets will be realized.

Note 8. Income Taxes

Income (loss) before provision for income taxes was $3.7 million and ($49.8) million for the years ended May 31, 2025 and 2024, respectively, all of which was generated in the United States.

The Company’s provision for income taxes consists of the following:

	Years Ended May 31,
	2025	2024
Current:
Federal	$—	$—
State	—	—
Total Current	—	—
Deferred:
Federal	(2,433)	57
State	—	—
Change in valuation allowance	2,433	(57)
Total deferred	—	—
Total income tax benefit (expense)	$—	$—

The Company’s provision for income tax differs from the amount computed by applying the statutory federal income tax rate to income before taxes as follows:

	Years ended May 31,
	2025	2024
Statutory federal income tax rate	21.0%	21.0%
Derivative loss	4.8	(0.1)
Non-deductible debt issuance costs	(2.3)	(7.1)
Non-deductible interest on convertible notes	24.8	(2.0)
Non-deductible loss on induced conversion	6.6	(2.8)
Non-deductible debt discount amortization	2.3	(0.5)
Stock Compensation	6.2	(7.2)
NOL expiration	1.5	(0.0)
Other	(0.0)	(1.2)
Valuation allowance	(64.9)	(0.1)
Total provision for income taxes	0.0%	0.0%

As of May 31, 2025 and 2024, the net deferred tax assets consisted of the following:

	As of May 31,
	2025	2024
Deferred tax assets:
Net operating loss	$97,626	$100,897
Credits	2,063	2,063
ASC 718 expense on non-qualified stock options	2,724	2,665
Accrued expenses	272	411
Lease liability	30	59
Inventory charges	6,173	6,173
Inventory write-off	1,953	1,953
Contingent liability	9,150	9,202
Issued warrants	2,901	3,000
Section 174 R&D costs	3,179	2,056
Amortization	155	207
Fixed assets	4	5
Other	—	—
Total gross deferred tax asset	126,230	128,691
Less valuation allowance	(126,203)	(128,636)
Total deferred tax assets	27	55
Deferred tax liabilities:
Right-of-use asset	(27)	(55)
Total deferred tax liabilities	(27)	(55)
Net deferred tax asset (liability)	$—	$—

Valuation allowances are established when necessary to reduce deferred tax assets, including temporary differences and net operating loss carryforwards, to the amount expected to be realized in the future. FASB guidance indicates that forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in recent years. The Company had cumulative losses from continuing operations in the United States for the three-year period ended May 31, 2025. The Company considered this negative evidence along with all other available positive and negative evidence and concluded that, at May 31, 2025, it is more likely than not that the Company’s U.S. deferred tax assets will not be realized. As of May 31, 2025, a valuation allowance has been recorded on the Company’s deferred tax assets to recognize only the proportion of the deferred tax asset that is more likely than not to be recognized. The Company’s total valuation allowance was $126.2 million at May 31, 2025 and $128.6 million at May 31, 2024. The Company’s valuation allowance decreased $2.4 million and increased $0.1 million during the fiscal years ended May 31, 2025 and 2024, respectively. A reconciliation of the beginning and ending amount of the valuation allowance is as follows:

	May 31,
	2025	2024
Valuation allowance at beginning of year	$128,636	$128,579
Change in valuation allowance	(2,433)	57
Valuation allowance at end of year	$126,203	$128,636

As of May 31, 2025, the Company had cumulative federal net operating losses of approximately $464.9 million. Of these losses, $78.8 million were generated in 2005 through 2017, prior to the Tax Cuts and Jobs Act enactment, and will expire between fiscal 2026 to fiscal 2037 if not utilized. The remaining net operating losses have an indefinite carryforward period. As of May 31, 2024, the Company had cumulative federal net operating losses of approximately $480.5 million.

As of May 31, 2025, the Company had a $2.1 million deferred tax asset related to a federal research and development credit carryforward. If not utilized, the credits will expire between fiscal 2034 through fiscal 2037. As of May 31, 2024, the Company had a $2.1 million deferred tax asset related to a federal research and development credit carryforward.

As of May 31, 2024, the U.S. tax returns for fiscal year 2005 through fiscal year 2024 remain subject to examination. Annual tax provisions include amounts considered necessary to pay assessments that may result from examination of prior year tax returns; however, the amount ultimately paid upon resolution of issues may differ materially from the amount accrued. As of May 31, 2025, there are no income tax returns currently under audit.

On August 16, 2022, the Inflation Reduction Act (“IRA”) was signed into law by President Biden. The IRA includes a corporate minimum tax of 15% on certain large corporations with greater than $1B in average adjusted financial statement income and an excise tax on certain stock repurchases executed after December 31, 2022. There are no impacts to the Company in 2025, and the Company does not expect a material impact on its consolidated financial statements in the future for the IRA.

On July 4, 2025, President Trump signed the One Big Beautiful Bill Act, which includes a broad range of tax reform provisions affecting businesses, including extending and modifying certain key Tax Cuts & Jobs Act provisions (both domestic and international), expanding certain Inflation Reduction Act incentives while accelerating the phase-out of others, and modifying the endowment excise tax for higher education institutions. The Company is currently evaluating the impact of this new bill.